UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2013

Alico, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Daniels Interstate Court

Fort Myers, Florida, 33913

(Address of principal executive offices)

Registrant’s telephone number: (239) 226-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Items 8.01 and 9.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.	Other Events.

On May 2, 2013, the Board of Directors of Alico, Inc. declared a cash dividend of $0.08 per share on its outstanding common stock to be paid to shareholders of record as of June 28, 2013, with payment expected on July 15, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated May 2, 2013 announcing declaration of dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: May 2, 2013	By:	/s/ W. Mark Humphrey
	Name:	W. Mark Humphrey
	Title:	Chief Financial Officer